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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): December 16, 1998



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                 0-1093                06-0613548
(State of                   (Commission           (I.R.S.
Incorporation)              File Number)          Employer
                                                  Identification
                                                  No.)






                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

 Registrant's telephone number, including area code:  (860) 243-7100

                           Not Applicable
    (Former name or former address, if changes since last report)

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Item 5.  Other Events.

The Company has announced that it has begun a search for a new chief executive officer to succeed Charles H. Kaman, who will remain as chairman of the board. Acting on Mr. Kaman's recommendation that a new chief executive officer be appointed, the board of directors has appointed a committee, chaired by Mr. Kaman, to conduct the search.

Mr. Kaman's published statement indicates: "I have decided that it is in the best interests of the company for me to devote my energies and efforts to further development of Kaman's strategic direction, in the role of chairman of the board. As I have for the past 53 years, I plan to continue giving the company my all."



Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.
        Not Applicable.

(b)     Pro Forma Financial Information.
        Not Applicable.

(c)     Exhibits.

        The following document is filed as an Exhibit to this
        Report:

        Exhibit 99 - Press Release of the Company, dated December 16,
        1998.


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                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION

                                 By:  Robert M. Garneau
                                      Executive Vice President and
                                      Chief Financial Officer



Dated: December 16, 1998






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                            EXHIBIT INDEX




   Exhibit          Description

     99             Press Release of the Company, dated December 16,
                    1998







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